Exhibit 99.1

Arch Coal, Inc. Power. Growth. Responsibility. Howard Weil 33rd Annual Energy Conference Steven F. Leer President & CEO Arch Coal, Inc. April 6, 2005 New Orleans

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Arch Coal, Inc. at the time this presentation was made. Although Arch Coal believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed from time to time in the company's periodic and other reports filed with the Securities and Exchange Commission. Forward-looking information Introduction

Arch Coal Overview Second largest U.S. coal producer Leading positions in all three major low-sulfur basins Reserve base totaling 3.7 billion tons Produces 100% low-sulfur coal Supplies roughly 13% of U.S. coal needs Provides source fuel for roughly 7% of U.S. electricity Operates large, modern mines in East and West Recognized leader in safety and environmental performance Source: ACI Introduction

External environment more favorable than at any time in past 30 years Average Nuclear Utilization (Jan. 1 - Dec. 31, 2004) Sources: EIA, NYMEX, Platts 90.5% $7.73/mm BTU Natural Gas Price (NYMEX, May delivery at 04/04/05) Projected Hydroelectric Capacity Additions (through 2025, per EIA) None Announced Additions to Coal-Fired Capacity 65,000 mw CAPP Coal Production 1997-2004 (est.) - 20% Market Outlook

Mountain Snowpack As of March 1, 2005 Snowpack vs. historical averages and percentage of total hydro generation by state in 2004 Source: EIA/EPM Table 1.13.B Source: National Water & Climate Center Market Outlook 26% 12% 13% 3% 3% <1% <1% 3% <1% <1% <1%

Jan. Feb. March April May June July Aug. Sept. Oct. Nov. Dec. 1989 134.9 126.9 126.6 115.3 119 128.5 138.5 141.7 126.7 122.2 124.2 147 2003 176.9 154.5 152.7 139.2 147.8 159.5 181.1 183.9 162.1 157.3 157.3 175.1 U.S. Electric Generation (in mm MWh, by month) Economic growth will drive coal-fired utilization higher Market Outlook Significant excess capacity available in system As economy grows, coal plants will cycle down less often Curve will flatten as "shoulder season" demand grows Potential for growth in both peaks and troughs Evolution of more efficient wholesale power markets should boost utilization further Midwest Independent System Operator (MISO) Midwest Energy Markets launched 3/1/05 PJM Interconnection expansion Sources: EIA & ACI analysis

Significant potential for growth at existing coal-fired plants Market Outlook Source: Platts Coal plant capacity factors (by size)

1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 U.S. coal production 612.7 560.9 602.5 598.6 610 654.6 684.9 697.2 670.2 781.1 829.7 823.8 838.1 782.1 895.9 883.6 890.3 918.8 950.3 980.7 1029.1 996 997.5 945.4 1041.4 1041.5 1072.8 1098 1126 1110 1083.7 1138.3 1105.4 1099.7 1111.4 Source: EIA Modest production growth has contributed to stronger market 1970s +37% 1980s +26% 1990s +13% 2000s +0% Market Outlook Note: U.S. coal production is essentially flat (-0.6%) YTD in 2005

Industry fundamentals remain exceedingly strong Market Outlook Percent change in spot prices by basin since 2003 Sources: EIA, Platts & ACI estimates Utility stockpiles are well below historic averages 1999 2000 2001 2002 2003 2004 2005 est. Projected utility stockpile levels at end of April (in mm tons) Coal prices in most major regions have strengthened dramatically

Low-sulfur coal has a compelling advantage in the marketplace Sources: NYMEX and Air Daily 2005 2006 2007 2008 2009 2010 2011 SO2 Prices 690 687 685 655 634 414 327 SO2 Prices for Future Vintage Allowances (3/18/05) Market Outlook

2002 2010 2025 Compliance 527 606 879 Low & Medium-Sulfur 423 426 443 High-Sulfur 155 198 221 Low-sulfur coal should continue to capture most new demand growth Source: U.S. EIA 2004 Annual Energy Outlook Despite additional scrubbing, compliance coal's share is projected to grow to 57% in 2025, according to the EIA (?1.2 lbs SO2 ) (1.21 - 3.49 lbs SO2 ) (?3.5 lbs SO2 ) Market Outlook

Source: USGS/Platts Major supply shifts are underway in U.S. coal market Powder River Basin (417 mm) Western Bituminous (75 mm) Northern Appalachia (131 mm) Illinois Basin (92 mm) Central Appalachia (231 mm) Gulf Lignite (54 mm) Northern Lignite (31 mm) Four Corners (40 mm) Market Outlook Southern Appalachia (21 mm) 1) Powder River Basin +37% 2) Central Appalachia -20% 3) Northern Appalachia -15% 4) Illinois Basin -18% 5) Western Bituminous + 5% Change in output since 1997 6) Gulf Lignite - 5% 7) Four Corners + 4% 8) Northern Lignite + 4% 9) South. Appalachia -16% Regional coal production (4Q03-3Q04)

Assumption mm tons per year For coal to maintain share given 2% CAGR for electric generation 20.0 If coal's share climbs 1/2 point per year due to shortfalls in other fuels 10.0 If PRB has to fill gap related to further declines in CAPP 10.0 Lower Btu content for PRB coal means actual shipments must expand 15% more to deliver same energy content (U.S. avg. = 10,200 Btus) 6.0 Hypothetical annual increase in PRB demand 46.0 Possible offsets to such a robust demand picture Assume other basins (NAPP, Illinois) can achieve modest growth (5.0) Assume imports can increase 20% annually (5.0) Hypothetical annual increase is dramatic (CAGR = 9%) 36.0 Source: ACI Analysis A robust demand equation for PRB coal is beginning to emerge Given supply constraints in other basins, PRB coal is likely to capture virtually all new growth in coal demand Market Analysis

More than 20 power plants burned PRB coal for the first time in '04 Source: Public data and ACI analysis Market Outlook

Strategy Source: ACI Our story: Arch is a unique play in the U.S. coal sector Source: ACI The PRB is capturing virtually all demand growth and taking share from other basins Deep, structural supply constraints in East have lifted eastern prices to new heights Soaring SO2 allowance prices have greatly increased value of low-sulfur coal Arch has the capability to greatly increase its participation in met markets 1. 2. 3. 4.

Targeting 5 million tons in 2005 Targeting 7 million tons in 2006 We produce our met coal at highly productive mines with competitive cost structures A significant percentage of U.S. met coal is produced at high-cost, thin-seam mines Low cost structure greatly enhances margin/profit potential If met market weakens, 100% of our output can be sold as high-quality steam coal Source: ACI Arch is targeting significantly higher met sales in 2005 and beyond Strategy

Compliance Low Sulfur High Sulfur Reserves 0.74 0.11 0.15 Arch has a unique mix of eastern and western low-sulfur reserves PRB (2,133) Source: ACI Profile Compliance Low Sulfur Reserves 0.96 0.04 2785 105 Compliance Low Sulfur Reserves 0.98 0.02 High Sulfur Reserves 1 Compliance Low Sulfur High Sulfur Reserves 0.29 0.62 0.09 WBIT (481) ILB (257) CAPP (827) Reserves by region (in mm tons) Roughly 75% of Arch's 3.7 billion ton reserve base is compliance quality

Arch has a top three position in each of nation's principal low-sulfur basins Arch Peabody Kennecott Production 89.5 114 120.7 Powder River Basin Central Appalachia Production in mm tons (4Q03-3Q04) Western Bituminous Pacificorp Peabody Arch Production 8.4 10.5 18.8 Int'l. Coal Arch Massey Production 13.4 29.9 39.7 Note: ACI data reflects pro forma sales volume for FY04 Profile Source: MSHA/Platts & ACI

CAPP PRB Western Bituminous Productivity in tons per employee-shift Q1-Q3 2004 Arch's large, modern mines are among the industry's most productive Industry Avg. Arch Coal Industry Avg. Arch Coal Industry Avg. Arch Coal Profile Source: MSHA/Platts +13% +27% +34%

Source: ACI 12/31/2003 12/31/2004 Northern App. 2.9 3.7 12/31/2003 12/31/2004 Production 100.6 142.9 Reserves (in billions of tons) Production (in millions of tons) Arch boosted productive capacity and reserves dramatically in 2004 Growth Pro forma Acquired Triton's North Rochelle mine, formerly the seventh largest U.S. coal mine, in the PRB Acquired remaining 35% of Utah subsidiary in the Western Bituminous Region Acquired Little Thunder federal coal lease adjacent to the expanded Black Thunder mine in the PRB

Arch is pursuing unique organic growth opportunities Mountain Laurel longwall mine in southern West Virginia One of best remaining low-sulfur reserves in East All major permits now in hand Development work now underway Ramps up to full, 5 mm TPY production in mid-2007 Entire output can sell as met or high-quality steam North Lease longwall mine at Skyline Complex in Utah Demand for Western Bituminous coal has surged Attractive substitute for supply-constrained Eastern coal Development work will begin this month Should ramp up to 3 mm tons of production in mid-2006 Source: ACI Growth

Even after acquisitions, Arch's balance sheet is among industry's strongest Financials 1998 2000 2002 2004 Source: ACI Analysis and Publicly Reported Data Total debt as percentage of capitalization Competitor #1 Competitor #2 Arch Coal Competitor #3 legacy liabilities 2786 1786 723 379 Legacy liabilities of major coal companies (12/31/04, in millions) Legacy liabilities are defined as other postremployment benefits, reclamation, workers compensation and accrued pension

2005 2006 2007 Committed/Priced 16 65 115 Committed/Unpriced Uncommitted/Unpriced Arch has a large unhedged position Financials Source: ACI Unpriced tons (in millions) 15-17 60-70 110-120

Arch Coal's sensitivity to $1 improvement in per-ton realization In millions At 140 million tons of production, revenues increase . . . $ 140.0 Sales sensitive costs average 25%, so subtract . . . 35.0 Total pro forma increase to EBIT line equals . . . $ 105.0 Income tax (assuming AMT rates) averages 25% . . . 26.3 Holding all else equal, delta in net income would be . . . $ 78.7 Theoretical sensitivity of fully diluted EPS (at 68.3 mm shares) equals $1.15 Source: ACI Financials EPS is highly sensitive to sustained improvements in coal prices

We will create value by focusing on what's important Pursue leadership in three crucial areas of performance Operating safe mines Environmental stewardship Return on investment Maintain intense focus on managing costs Pursue careful and profitable growth Enhance position as preferred supplier to power sector Strategy Source: ACI